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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


       ________________________________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  January 30, 1998



                        GREEN TREE FINANCIAL CORPORATION
                 as originator of Manufactured Housing Contract
                  Senior/Subordinate Pass-Through Certificate
                                 Trust 1998-1
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   333-36969
           Delaware                01-08916                    41-1807858
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 (State or other jurisdiction      (Commission                 (IRS employer
       of incorporation)           file number)             identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                     (Address of principal executive offices)


      Registrant's telephone number, including area code:  (612) 293-3400
                                                          ----------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.
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               Exhibit No.   Description
               -----------   -----------

                  99.1 Information with respect to certain additional manufactured housing installment sale contracts and installment loan agreements to be transferred to the trust formed in connection with the $450,000,000 (Approximate) Manufactured Housing Contract Senior/Subordinate Pass-Through
                             Certificates, Series 1998-1, issued by Green Tree Financial Corporation, as Seller and Servicer.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE FINANCIAL CORPORATION



                              By:  /s/ Joel H. Gottesman
                                  ---------------------------------------
                                 Joel H. Gottesman
                                 Senior Vice President, General Counsel
                                 and Secretary
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                               INDEX TO EXHIBITS


Exhibit Number                                                    Page
--------------                                                    ----

     99.1 Information with respect to certain additional manufactured housing installment sale contracts and installment loan agreements to be transferred to the trust formed in connection with the $550,000,000 (Approximate) Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1998-1, issued by Green Tree Financial Corporation, as Seller and Servicer.